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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                          Date of Report: June 23, 1999


                          AirTouch Communications, Inc.

    Delaware                                1-12342                        94-3213132
(State or other                         (Commission File                 (IRS Employer
jurisdiction of                             Number)                    Identification No.)
incorporation)

             One California Street, San Francisco, California 94111
--------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (415) 658-2000


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Item 5. Other Events.

         AirTouch Communications, Inc. ("AirTouch") announced a new internal reorganization date for holders of Class C Preferred Stock on Wednesday, June 23, 1999 as described in the press release attached as Exhibit 99.1 hereto.

Item 7.  Exhibits.

Exhibit 99.1 Press Release dated June 23, 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AIRTOUCH COMMUNICATIONS, INC.



                                              By:   /s/ SHARON A. LE DUY
                                              ---------------------------------
                                                    Sharon A. Le Duy
                                                    Assistant Secretary

Date:  June 23, 1999


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Exhibits Index

Exhibit 99.1 Press Release dated June 23, 1999.